                                                                   EX-99.(h)(1)

                                  Appendix A

                            WELLS FARGO FUNDS TRUST
                           ADMINISTRATION AGREEMENT

                           Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

                          Fees for Multi-Class Funds

Multi-Class Non-Money
Market/Non-Fixed Income Funds    Fund-Level Admin.  Class Level
and Classes                           Fee           Admin. Fee  Total Admin. Fee
-----------------------------    -----------------  ----------- ----------------
Class A, Class B, Class C, Class First 5B    0.05%     0.28%    First 5B   0.33%
D and Advisor Class Shares       Next 5B     0.04%              Next 5B    0.32%
                                 Over 10B    0.03%              Over 10B   0.31%
Administrator Class Shares       First 5B    0.05%     0.10%    First 5B   0.15%
                                 Next 5B     0.04%              Next 5B    0.14%
                                 Over 10B    0.03%              Over 10B   0.13%
Institutional Class Shares       First 5B    0.05%     0.08%    First 5B   0.13%
                                 Next 5B     0.04%              Next 5B    0.12%
                                 Over 10B    0.03%              Over 10B   0.11%
Investor Class and Class Z       First 5B    0.05%     0.40%    First 5B   0.45%
Shares/1/                        Next 5B     0.04%              Next 5B    0.44%
                                 Over 10B    0.03%              Over 10B   0.43%


Multi-Class Fixed Income (Non-   Fund-Level Admin.  Class Level
Money Market) Funds and Classes       Fee           Admin. Fee  Total Admin. Fee
-------------------------------  -----------------  ----------- ----------------
Class A, Class B, Class C, Class First 5B    0.05%     0.18%    First 5B   0.23%
D and Advisor Class Shares       Next 5B     0.04%              Next 5B    0.22%
                                 Over 10B    0.03%              Over 10B   0.21%
Administrator Class Shares       First 5B    0.05%     0.10%    First 5B   0.15%
                                 Next 5B     0.04%              Next 5B    0.14%
                                 Over 10B    0.03%              Over 10B   0.13%
Institutional Class Shares       First 5B    0.05%     0.08%    First 5B   0.13%
                                 Next 5B     0.04%              Next 5B    0.12%
                                 Over 10B    0.03%              Over 10B   0.11%
Investor Class and Class Z
  Shares                         First 5B    0.05%     0.23%    First 5B   0.28%
                                 Next 5B     0.04%              Next 5B    0.27%
                                 Over 10B    0.03%              Over 10B   0.26%
--------
/1/ On March 28, 2008, the Board of Trustees approved the following fee reductions: 0.02% reduction to all non- money market/non-fixed income Fund Investor and Z class-level fees; and 0.07% reduction to all money market Fund Investor and Z class-level fees. Each of the above class-level fee changes will become effective upon each Fund's annual prospectus update. (See Schedule A to Appendix A for each Fund's current Total Admin Fees.)

Multi-Class Money Market Funds   Fund-Level Admin.  Class Level
and Classes                           Fee           Admin. Fee  Total Admin. Fee
------------------------------   -----------------  ----------- ----------------
Class A, Class B and Class C     First 5B    0.05%     0.22%    First 5B   0.27%
Shares                           Next 5B     0.04%              Next 5B    0.26%
                                 Over 10B    0.03%              Over 10B   0.25%
Service Class Shares             First 5B    0.05%     0.12%    First 5B   0.17%
                                 Next 5B     0.04%              Next 5B    0.16%
                                 Over 10B    0.03%              Over 10B   0.15%
Administrator Class Shares       First 5B    0.05%     0.10%    First 5B   0.15%
                                 Next 5B     0.04%              Next 5B    0.14%
                                 Over 10B    0.03%              Over 10B   0.13%
Institutional Class Shares       First 5B    0.05%     0.08%    First 5B   0.13%
                                 Next 5B     0.04%              Next 5B    0.12%
                                 Over 10B    0.03%              Over 10B   0.11%
Investor Class and Class Z       First 5B    0.05%     0.34%    First 5B   0.39%
Shares/2/                        Next 5B     0.04%              Next 5B    0.38%
                                 Over 10B    0.03%              Over 10B   0.37%
Select Class Shares              First 5B    0.05%     0.04%    First 5B   0.09%
                                 Next 5B     0.04%              Next 5B    0.08%
                                 Over 10B    0.03%              Over 10B   0.07%
--------
/2/ On March 28, 2008, the Board of Trustees approved the following fee reductions: 0.02% reduction to all non- money market/non-fixed income Fund Investor and Z class-level fees; and 0.07% reduction to all money market Fund Investor and Z class-level fees. Each of the above class-level fee changes will become effective upon each Fund's annual prospectus update. (See Schedule A to Appendix A for each Fund's current Total Admin Fees.)

                          Fees for Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds           Total Admin. Fee
----------------------------------------------------           ----------------
Retail Class Shares                                            First 5B   0.33%
                                                               Next 5B    0.32%
                                                               Over 10B   0.31%
Administrator Class Shares                                     First 5B   0.15%
                                                               Next 5B    0.14%
                                                               Over 10B   0.13%
Institutional Class Shares                                     First 5B   0.13%
                                                               Next 5B    0.12%
                                                               Over 10B   0.11%
Investor Class Shares/3/                                       First 5B   0.45%
                                                               Next 5B    0.44%
                                                               Over 10B   0.43%

Single Class Fixed Income (Non-Money Market) Funds             Total Admin. Fee
--------------------------------------------------             ----------------
Retail Class Shares                                            First 5B   0.23%
                                                               Next 5B    0.22%
                                                               Over 10B   0.21%
Administrator Class Shares                                     First 5B   0.15%
                                                               Next 5B    0.14%
                                                               Over 10B   0.13%
Institutional Class Shares                                     First 5B   0.13%
                                                               Next 5B    0.12%
                                                               Over 10B   0.11%
Investor Class Shares                                          First 5B   0.28%
                                                               Next 5B    0.27%
                                                               Over 10B   0.26%

Single Class Money Market Funds                                Total Admin. Fee
-------------------------------                                ----------------
Retail Class Shares                                            First 5B   0.27%
                                                               Next 5B    0.26%
                                                               Over 10B   0.25%
Service/Trust Class Shares                                     First 5B   0.17%
                                                               Next 5B    0.16%
                                                               Over 10B   0.15%
Institutional Class Shares                                     First 5B   0.13%
                                                               Next 5B    0.12%
                                                               Over 10B   0.11%
Investor Class Shares/3/                                       First 5B   0.39%
                                                               Next 5B    0.38%
                                                               Over 10B   0.37%
--------
/3/ On March 28, 2008, the Board of Trustees approved the following fee reductions: 0.02% reduction to all non- money market/non-fixed income Fund Investor and Z class-level fees; and 0.07% reduction to all money market Fund Investor and Z class-level fees. Each of the above class-level fee changes will become effective upon each Fund's annual prospectus update. (See Schedule A to Appendix A for each Fund's current Total Admin Fees.)

                           Schedule A to Appendix A
                           Administration Agreement

                            WELLS FARGO FUNDS TRUST
                                 List of Funds

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
Aggressive Allocation Fund
   Administrator Class                       0.15%       0.14%        0.13%
Asia Pacific Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Investor Class/4/                         0.45%       0.44%        0.43%
Asset Allocation Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Balanced Fund/5/
   Investor Class                            0.45%       0.44%        0.43%
C&B Large Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class D/6/                                0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
C&B Mid Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class D/7/                                0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
--------
/4/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Asia Pacific Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective
     February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/6/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and a share class modification. Subject to shareholder approval of the fund merger, which is expected to occur before the end of the third quarter of 2008, Class D will change to Investor Class and the administration fees will change to: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%. On March 28, 2008 the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective
     February 1, 2009, the administration fees for the Investor Class will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/7/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class and the administration fees will change to: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%. On March 28, 2008 the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective March 1, 2009, the administration fees for the Investor Class will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
California Limited-Term Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
California Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
California Tax-Free Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Institutional Class                       0.13%       0.12%        0.11%
   Service Class                             0.17%       0.16%        0.15%
California Tax-Free Money Market Trust       0.17%       0.16%        0.15%
Capital Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/8/                         0.45%       0.44%        0.43%
Cash Investment Money Market Fund
   Service Class                             0.17%       0.16%        0.15%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Select Class                              0.09%       0.08%        0.07%
Colorado Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Common Stock Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class Z/9/                                0.45%       0.44%        0.43%
Conservative Allocation Fund
   Administrator Class                       0.15%       0.14%        0.13%
--------
/8/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Capital Growth Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/9/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Common Stock Fund Class Z. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
Corporate Bond Fund/10/
   Advisor Class                             0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Discovery Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/11/                        0.45%       0.44%        0.43%
Diversified Bond Fund
   Administrator Class                       0.15%       0.14%        0.13%
Diversified Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Diversified Small Cap Fund
   Administrator Class                       0.15%       0.14%        0.13%
Emerging Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/12/                        0.45%       0.44%        0.43%
Emerging Markets Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Endeavor Large Cap Fund/13/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
Endeavor Select Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
--------
/10/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/11/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Discovery Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/12/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Emerging Growth Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
Enterprise Fund/14/
   Class C                                   0.33%       0.32%        0.31%
   Advisor Class                             0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.45%       0.44%        0.43%
Equity Income Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Equity Index Fund/15/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
Equity Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Government Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Administrator Class                       0.15%       0.14%        0.13%
   Service Class                             0.17%       0.16%        0.15%
   Institutional Class                       0.13%       0.12%        0.11%
Government Securities Fund/16/
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Advisor Class                             0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Growth Fund/17/
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Advisor Class                             0.33%       0.32%        0.31%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.45%       0.44%        0.43%
--------
/14/ On November 7, 2007, the Board of Trustees approved a share class modification to the Enterprise Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B will be added and Advisor Class will change to Class A. The administration fees for Class B will be: first 5 billion of assets 0.23%; next 5 billion of assets 0.22%; and assets over 10 billion 0.21%.

/17/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              ------------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Growth Balanced Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Growth Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Growth and Income Fund/18/
   Administrator Class                       0.15%       0.14%        0.13%
   Advisor Class                             0.33%       0.32%        0.31%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.45%       0.44%        0.43%
Heritage Money Market Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Select Class                              0.09%       0.08%        0.07%
High Income Fund/19/
   Advisor Class                             0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
High Yield Bond Fund/20/
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
Income Plus Fund/21/
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
--------
/18/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund and share class modification. The fund merger is expected to occur before the third quarter of 2008. As a result of the merger, the name of the Growth and Income Fund will change to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A. The administration fees for Classes B and C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective December 1, 2008, the Investor Class administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B and Class C will be added and the Advisor Class will change to Class A. The administration fees for Classes A, B and C will be: first 5 billion of assets 0.23%; next 5 billion of assets 0.22%; and assets over 10 billion 0.21%.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              ------------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Index Fund/22/
   Administrator Class                       0.15%       0.14%        0.13%
   Investor Class                            0.45%       0.44%        0.43%
Inflation-Protected Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Intermediate Government Income Fund/23/
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Intermediate Tax-Free Fund/24/
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
International Core Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
International Equity Fund/25/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
--------
/21/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Investor and Institutional Classes will be added. The administration fees for the Investor Class will be: first 5 billion of assets 0.28%; next 5 billion of assets 0.27%; and assets over 10 billion 0.26%. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. Upon the fund merger, which is expected to occur before the end of the third quarter of 2008, Class A and Class B shares will be added. The administration fees for Classes A and B will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/24/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, the Investor Class will be added with the administration fees as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              ------------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
International Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Large Cap Appreciation Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Large Cap Growth Fund
   Investor Class/26/                        0.45%       0.44%        0.43%
Large Company Core Fund/27/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class Z                                   0.45%       0.44%        0.43%
   Administrator Class                       0.15%       0.14%        0.13%
Large Company Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class Z/28/                               0.45%       0.44%        0.43%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Large Company Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/29/                        0.45%       0.44%        0.43%
--------
/26/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Cap Growth Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/27/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/28/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Company Core Fund Class Z. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
Life Stage - Aggressive Portfolio/30/
   Investor Class                            0.45%       0.44%        0.43%
Life Stage - Conservative Portfolio/31/
   Investor Class                            0.45%       0.44%        0.43%
Life Stage - Moderate Portfolio/32/
   Investor Class                            0.45%       0.44%        0.43%
Managed Account CoreBuilder Shares Series
  G                                          0.00%       0.00%        0.00%
Managed Account CoreBuilder Shares Series
  M                                          0.00%       0.00%        0.00%
Mid Cap Disciplined Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/33/                        0.45%       0.44%        0.43%
Mid Cap Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class Z/34/                               0.45%       0.44%        0.43%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Minnesota Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
--------
/29/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Company Value Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/30/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/31/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/32/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/33/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Mid Cap Disciplined Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/34/ On November 7, 2007, the Board of Trustees approved a share class modification to the Mid Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                         Total Breakpoint Administration Fees
                                         ------------------------------------
Funds/Classes                            First 5B     Next 5B     Over 10B
-------------                            --------     -------     --------
Minnesota Tax-Free Fund/35/
   Class A                                 0.23%       0.22%        0.21%
   Class B                                 0.23%       0.22%        0.21%
   Class C                                 0.23%       0.22%        0.21%
   Class Z                                 0.28%       0.27%        0.26%
   Administrator Class                     0.15%       0.14%        0.13%
Moderate Balanced Fund
   Class A                                 0.33%       0.32%        0.31%
   Class B                                 0.33%       0.32%        0.31%
   Class C                                 0.33%       0.32%        0.31%
   Administrator Class                     0.15%       0.14%        0.13%
Money Market Fund
   Class A                                 0.27%       0.26%        0.25%
   Class B                                 0.27%       0.26%        0.25%
   Investor Class/36/                      0.39%       0.38%        0.37%
Money Market Trust                         0.17%       0.16%        0.15%
Municipal Bond Fund/37/
   Class A                                 0.23%       0.22%        0.21%
   Class B                                 0.23%       0.22%        0.21%
   Class C                                 0.23%       0.22%        0.21%
   Administrator Class                     0.15%       0.14%        0.13%
   Institutional Class                     0.13%       0.12%        0.11%
   Investor Class                          0.28%       0.27%        0.26%
Municipal Money Market Fund
   Institutional Class                     0.13%       0.12%        0.11%
   Investor Class/38/                      0.39%       0.38%        0.37%
National Limited-Term Tax-Free Fund/39/
   Class A                                 0.23%       0.22%        0.21%
   Class B                                 0.23%       0.22%        0.21%
   Class C                                 0.23%       0.22%        0.21%
   Administrator Class                     0.15%       0.14%        0.13%
National Tax-Free Fund Fund/40/
   Class A                                 0.23%       0.22%        0.21%
   Class B                                 0.23%       0.22%        0.21%
   Class C                                 0.23%       0.22%        0.21%
   Administrator Class                     0.15%       0.14%        0.13%
--------
/35/ On November 7, 2007, the Board of Trustees approved the share class modification of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

/36/ On March 28, 2008, the Board of Trustees approved a 0.07% fee reduction to the Money Market Fund Investor Class. Effective July 1, 2008, the administration fees for Investor Class will be: first 5 billion of assets 0.32%; next 5 billion of assets 0.31%; and assets over 10 billion 0.30%.

/37/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger will occur before the end of the third quarter of 2008.

/38/ On March 28, 2008, the Board of Trustees approved a 0.07% fee reduction to the Municipal Money Market Fund Investor Class. Effective July 1, 2008, the administration fees for Investor Class will be: first 5 billion of assets 0.32%; next 5 billion of assets 0.31%; and assets over 10 billion 0.30%.

/39/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/40/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                      Total Breakpoint Administration Fees
                                      ------------------------------------
Funds/Classes                         First 5B     Next 5B     Over 10B
-------------                         --------     -------     --------
National Tax-Free Money Market Fund
   Class A                              0.27%       0.26%        0.25%
   Administrator Class                  0.15%       0.14%        0.13%
   Institutional Class                  0.13%       0.12%        0.11%
   Service Class                        0.17%       0.16%        0.15%
National Tax-Free Money Market Trust    0.17%       0.16%        0.15%
Opportunity Fund/41/
   Class C                              0.33%       0.32%        0.31%
   Administrator Class                  0.15%       0.14%        0.13%
   Advisor Class                        0.33%       0.32%        0.31%
   Investor Class                       0.45%       0.44%        0.43%
Overland Express Sweep Fund             0.27%       0.26%        0.25%
Overseas Fund/42/
   Institutional Class                  0.13%       0.12%        0.11%
   Investor Class                       0.45%       0.44%        0.43%
Prime Investment Money Market Fund
   Institutional Class                  0.13%       0.12%        0.11%
   Service Class                        0.17%       0.16%        0.15%
Short Duration Government Bond Fund
   Class A                              0.23%       0.22%        0.21%
   Class B                              0.23%       0.22%        0.21%
   Class C                              0.23%       0.22%        0.21%
   Administrator Class                  0.15%       0.14%        0.13%
   Institutional Class                  0.13%       0.12%        0.11%
Short-Term Bond Fund/43/
   Class C                              0.23%       0.22%        0.21%
   Advisor Class                        0.23%       0.22%        0.21%
   Institutional Class                  0.13%       0.12%        0.11%
   Investor Class                       0.28%       0.27%        0.26%
Short-Term High Yield Bond Fund/44/
   Class C                              0.23%       0.22%        0.21%
   Advisor Class                        0.23%       0.22%        0.21%
   Investor Class                       0.28%       0.27%        0.26%
Short-Term Municipal Bond Fund/45/
   Class C                              0.23%       0.22%        0.21%
   Institutional Class                  0.13%       0.12%        0.11%
   Investor Class                       0.28%       0.27%        0.26%
--------
/41/ On November 7, 2007, the Board of Trustees approved a share class modification to the Opportunity Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/42/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Overseas Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/43/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term Bond Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/44/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term High Yield Bond Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/45/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A. Subject to shareholder approval of the fund merger, Class A will be added before the end of the third quarter of 2008. The administration fees for the Class A will be: first 5 billion of assets 0.23%; next 5 billion of assets 0.22%; and assets over 10 billion 0.21%.

                              Total Breakpoint Administration Fees
                              ------------------------------------
Funds/Classes                 First 5B     Next 5B     Over 10B
-------------                 --------     -------     --------
Small Cap Disciplined Fund
   Class A                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
   Investor Class/46/           0.45%       0.44%        0.43%
Small Cap Growth Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Class Z/47/                  0.45%       0.44%        0.43%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
Small Cap Opportunities Fund
   Administrator Class          0.15%       0.14%        0.13%
   Small Cap Value Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Class Z/48/                  0.45%       0.44%        0.43%
   Institutional Class          0.13%       0.12%        0.11%
Small Company Growth Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
   Institutional Class          0.13%       0.12%        0.11%
Small Company Value Fund
   Class A                      0.33%       0.32%        0.31%
   Class B                      0.33%       0.32%        0.31%
   Class C                      0.33%       0.32%        0.31%
   Administrator Class          0.15%       0.14%        0.13%
--------
/46/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Small Cap Disciplined Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/47/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/48/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                     Total Breakpoint Administration Fees
                                     -----------------------------------
Funds/Classes                        First 5B     Next 5B     Over 10B
-------------                        --------     -------     --------
Small/Mid Cap Value Fund
   Class A                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
   Institutional Class                 0.13%       0.12%        0.11%
   Investor Class/49/                  0.45%       0.44%        0.43%
Social Awareness Fund/50/
   Class A                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
Specialized Financial Services Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
Specialized Technology Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Class Z/51/                         0.45%       0.44%        0.43%
Stable Income Fund
   Class A                             0.23%       0.22%        0.21%
   Class B                             0.23%       0.22%        0.21%
   Class C                             0.23%       0.22%        0.21%
   Administrator Class                 0.15%       0.14%        0.13%
Strategic Income Fund
   Class A                             0.23%       0.22%        0.21%
   Class B                             0.23%       0.22%        0.21%
   Class C                             0.23%       0.22%        0.21%
Strategic Small Cap Value Fund
   Class A                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
Target Today Fund
   Class A                             0.33%       0.32%        0.31%
   Class B                             0.33%       0.32%        0.31%
   Class C                             0.33%       0.32%        0.31%
   Administrator Class                 0.15%       0.14%        0.13%
   Institutional Class                 0.13%       0.12%        0.11%
   Investor Class/52/                  0.45%       0.49%        0.48%
--------
/49/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Small/Mid Cap Value Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/50/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

/51/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/52/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target Today Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                         Total Breakpoint Administration Fees
                         ------------------------------------
Funds/Classes            First 5B     Next 5B     Over 10B
-------------            --------     -------     --------
Target 2010 Fund
   Class A                 0.33%       0.32%        0.31%
   Class B                 0.33%       0.32%        0.31%
   Class C                 0.33%       0.32%        0.31%
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/53/      0.45%       0.49%        0.48%
Target 2015 Fund
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/54/      0.45%       0.49%        0.48%
Target 2020 Fund
   Class A                 0.33%       0.32%        0.31%
   Class B                 0.33%       0.32%        0.31%
   Class C                 0.33%       0.32%        0.31%
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/55/      0.45%       0.49%        0.48%
Target 2025 Fund
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/56/      0.45%       0.49%        0.48%
Target 2030 Fund
   Class A                 0.33%       0.32%        0.31%
   Class B                 0.33%       0.32%        0.31%
   Class C                 0.33%       0.32%        0.31%
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/57/      0.45%       0.49%        0.48%
Target 2035 Fund
   Administrator Class     0.15%       0.14%        0.13%
   Institutional Class     0.13%       0.12%        0.11%
   Investor Class/58/      0.45%       0.49%        0.48%
--------
/53/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2010 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/54/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2015 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/55/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2020 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/56/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2025 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/57/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2030 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/58/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2035 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

                                    Total Breakpoint Administration Fees
                                    ------------------------------------
Funds/Classes                       First 5B     Next 5B     Over 10B
-------------                       --------     -------     --------
Target 2040 Fund
   Class A                            0.33%       0.32%        0.31%
   Class B                            0.33%       0.32%        0.31%
   Class C                            0.33%       0.32%        0.31%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class/59/                 0.45%       0.49%        0.48%
Target 2045 Fund
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class/60/                 0.45%       0.49%        0.48%
Target 2050 Fund
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class/61/                 0.45%       0.49%        0.48%
Total Return Bond Fund
   Class A                            0.23%       0.22%        0.21%
   Class B                            0.23%       0.22%        0.21%
   Class C                            0.23%       0.22%        0.21%
   Class Z/62/                        0.28%       0.27%        0.26%
   Administrator Class                0.15%       0.14%        0.13%
   Institutional Class                0.13%       0.12%        0.11%
Treasury Plus Money Market Fund
   Class A                            0.27%       0.26%        0.25%
   Administrator Class                0.13%       0.12%        0.11%
   Institutional Class                0.15%       0.14%        0.13%
   Service Class                      0.17%       0.16%        0.15%
Ultra-Short Duration Bond Fund/63/
   Class A                            0.23%       0.22%        0.21%
   Class B                            0.23%       0.22%        0.21%
   Class C                            0.23%       0.22%        0.21%
   Class Z                            0.28%       0.27%        0.26%
Ultra Short-Term Income Fund/64/
   Administrator Class                0.15%       0.14%        0.13%
   Advisor Class                      0.23%       0.22%        0.21%
   Institutional Class                0.13%       0.12%        0.11%
   Investor Class                     0.28%       0.27%        0.26%
--------
/59/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2040 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/60/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2045 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/61/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Target 2050 Fund Investor Class. Effective July 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/62/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/63/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/64/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the fund merger before the end of the third quarter of 2008, Class C shares will be added and the Advisor Class will change to Class A. The administration fees for Class C will be: first 5 billion of assets 0.23%; next 5 billion of assets 0.22%; and assets over 10 billion 0.21%.

                                           Total Breakpoint Administration Fees
                                           ------------------------------------
Funds/Classes                              First 5B     Next 5B     Over 10B
-------------                              --------     -------     --------
Ultra Short-Term Municipal Income Fund/65/
   Class C                                   0.23%       0.22%        0.21%
   Advisor Class                             0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
U.S. Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Class Z/66/                               0.45%       0.44%        0.43%
   Administrator Class                       0.15%       0.14%        0.13%
Value Fund/67/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Investor Class                            0.45%       0.44%        0.43%
   Administrator Class                       0.15%       0.14%        0.13%
WealthBuilder Conservative Allocation
  Portfolio                                  0.33%       0.32%        0.31%
WealthBuilder Equity Portfolio               0.33%       0.32%        0.31%
WealthBuilder Growth Allocation Portfolio    0.33%       0.32%        0.31%
WealthBuilder Growth Balanced Portfolio      0.33%       0.32%        0.31%
WealthBuilder Moderate Balanced Portfolio    0.33%       0.32%        0.31%
WealthBuilder Tactical Equity Portfolio      0.33%       0.32%        0.31%
Wisconsin Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Investor Class                            0.28%       0.27%        0.26%
100% Treasury Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Service Class                             0.17%       0.16%        0.15%

Most recent annual approval by the Board of Trustees: March 28, 2008
Schedule A to Appendix A amended: June 1, 2008
--------
/65/ On November 7, 2007, the Board of Trustees approved a share class modification to the Ultra Short-Term Municipal Income Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/66/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to Class Z. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/67/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Value Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

   The foregoing fee schedule is agreed to as of June 1, 2008 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS TRUST

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President